SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):           15-Dec-00

CWABS, INC.

(AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
DATED AS OF FEBRUARY 27, 2000, PROVIDING FOR THE ISSUANCE OF
REVOLVING HOME EQUITY LOAN ASSET BACKED PASS-THROUGH
CERTIFICATES, SERIES 2000-A)

CWABS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE                333-84365             95-4596514
(State or Other         (Commission          (I.R.S. Employer
Jurisdiction of         File Number)         Identification
Incorporation)                               Number)



4500 Park Granada, Calabasas, CA  91302
(Address of Principal             (Zip Code)
Executive Offices)

Registrant's telephone number, including area code:      818-225-3240

Item 5.  Other Events

On 15-Dec-00a scheduled distribution was made from the trust to holders of the certificates. The Trustee has caused to be filed with the commission, the Monthly Report dated
    15-Dec-00The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current
    Commission policy in the area.

A.  Monthly Report Information:
    See Exhibit No.1

B.  Have any deficiencies occurred?   NO.
             Date:
             Amount:

C.  Item 1: Legal Proceedings:    NONE

D.  Item 2: Changes in Securities:NONE

E.  Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

F.  Item 5: Other Information - Form 10-Q, Part II -
    Items 1,2,4,5 if applicable:  NOT APPLICABLE

Item 7. Monthly Statements and Exhibits

    Exhibit No.

1. Monthly Distribution Report dated            15-Dec-00

COUNTRYWIDE HOME EQUITY LOAN TRUST
ASSET BACKED PASS-THROUGH CERTIFICATES
SERIES 2000-A

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:       15-Dec-00

             Beginning
             Certificate
    Class    Balance(1)           Principal              Interest
    A-1      214,831,874.00       6,646,064.47           1,210,219.56
    A-2      124,945,789.76       4,743,998.85            718,438.29
    R              0.00                 0.00                    0.00
    Total    339,777,663.76       11,390,063.32          1,928,657.85

                                                         Ending
                                                         Certificate
    Class    Cusip                Losses                 Balance
    A-1      126671HL3                  0.00             208,185,809.53
    A-2      126671HM1                  0.00             120,201,790.91
    R                                   0.00                    0.00
    Total                               0.00             328,387,600.44

          AMOUNTS PER $1,000 UNIT


    Class    Principal            Interest               Total
    A-1      27.69193529           5.04258150             32.73451679
    A-2      30.60644419           4.63508574             35.24152994

             Ending                                      Current
             Certificate                                 Pass-Through
    Class    Balance                  Losses             Interest Rate
    A-1      867.44087304               0.00                 6.76000%
    A-2      775.49542523               0.00                 6.90000%

Investor Certificate Rates based on a LIBOR of:              6.62000%


Distribution   15-Dec-00

    Distribution Statement
    Pooling and Servicing Agreement Dated February 27, 2000

                                               Group 1     Group 2
(i) Investor Floating Allocation Percentage     98.35207%   99.01347%

(ii) Investor Certificate Dist Amount        7,856,284.03
                                                         5,462,437.14
(iii) Investor Certificate Interest          1,210,219.56
                                                          718,438.29

(iv)Unpaid Investor Cert Int Shortfall paid         0.00        0.00
Per $1000 of Original Investor Cert Prin Bal    0.000000    0.000000

(v) Remaining Unpaid Investor Cert Int Sfall        0.00        0.00
Per $1000 of Original Investor Cert Prin Bal    0.0000000   0.0000000

(vi)Principal Distributed
(viiInvestor Loss Amount paid as principal          0.00        0.00
Investor Loss Reduction Amounts paid as prin        0.00        0.00
    Accelerated Principal Distribution Amount       0.00  461,159.04
    Scheduled Principal Distribution Amount  6,646,064.474,282,839.81
    Guaranteed Principal Distribution Amount        0.00        0.00
    Total Principal Distributed              6,646,064.474,743,998.85

(viiUnreimbursed Investor Loss Reduction Amnt       0.00        0.00
Per $1000 of Original Investor Cert Prin Bal    0.0000000   0.0000000

(ix)Basis Risk Carryforward Distributed             0.00        0.00

(x) Basis Risk Carryforward Remaining              (0.00)       0.00

(xi)Servicing Fee                              91,013.11   52,579.46

(xiiInvested Amount (before)      214,831,874.00         124,945,789.76
    Invested Amount (after)       208,185,809.53         120,201,790.91
Investor Cert Prin Bal (after)    208,185,809.53         120,201,790.91
    Loan Group Factor                           0.8675387   0.7761186

(xiiAsset Balance of Loans        211,785,403.44         121,907,857.82

(xivCredit Enhancement Draw Amount                  0.00        0.00

(xv)Delinquency Information
                         Group 1
                          Count     Balance  % of Group Bal
30-59 days                     18 393,455.45    0.185780%
60-89 days                      8 128,832.79    0.060832%
90 or more days                 6 153,156.51    0.072317%
Total                          32 675,444.75    0.318929%

                         Group 2
                          Count     Balance  % of Group Bal
30-59 days                     16 392,342.57    0.321835%
60-89 days                      5 181,690.90    0.149040%
90 or more days                 9 218,918.13    0.179577%
Total                          30 792,951.60    0.650452%

*Note: The above statistics do not include loans in foreclosure proceedings or REO properties.

(xviForeclosure and REO Information

                         Group 1
                          Count     Balance  % of Group Bal
    Foreclosure                 0       0.00    0.000000%
       REO                      0       0.00    0.000000%
      Total                     0       0.00    0.000000%

                         Group 2
                          Count     Balance  % of Group Bal
    Foreclosure                 2  52,499.78    0.043065%
       REO                      0       0.00    0.000000%
      Total                     2  52,499.78    0.043065%

                                               Group 1     Group 2
(xviOptional Serv Adv (Cur Collection Period)       0.00        0.00
    Optional Servicer Advances (Outstanding)        0.00        0.00

(xviInvestor Certificate Rate                    6.76000%    6.90000%

(xixMortgage Loans retransferred to the Transferor
    pursuant to Sect. 2.04 and 2.06
    Count                                              0           0
    Principal Balance                               0.00        0.00

(xx)Subordinated Transferor Collections      3,423,913.001,244,907.87

(xxiOvercollateralization Step-Down Amount          0.00        0.00

(xxiAvailable Transferor Subordinated Amount 3,599,593.911,244,907.87
Required Transferor Subordinated Amount      3,599,593.91      2,323,133.12
Transferor Interest Collections              34,070.71     11,902.72
Transferor Principal Collections             3,389,842.29      1,752,531.80
(xxiCrossover Amount                         0.00               0.00
(xxv)
Funds on deposit in the Reserve Fund (Beg)          0.00
Reserve Fund Deposit                                0.00
Reserve Fund Withdrawal                             0.00
Reserve Fund Release to Transferor                  0.00
Funds on deposit in the Reserve Fund (End)          0.00

Other information
                                             Group 1
    Transferor Principal Balance (Beginning) 3,599,593.91
    Transferor Principal Balance (Ending)    3,599,593.91
    Fixed Allocation Percentage              98.50%
    Periods until Step-Down Remittance Date  22

                                             Group 2
    Transferor Principal Balance (Beginning) 1,244,907.87
    Transferor Principal Balance (Ending)    1,706,066.91
    Fixed Allocation Percentage              99.01%
    Periods until Step-Down Remittance Date  22

    Mortgage Loans Payment Summary
    Interest Received                        2,158,500.791,259,104.74
Net Liquidation Proceeds (Allocable to Int)         0.00        0.00
Insurance Proceeds (Allocable to Interest)          0.00        0.00
Servicer Optional Advance (Allocable to Int)        0.00        0.00
Purchase Price Sect. 2.02 (a) (Allocable Int)       0.00        0.00
Purchase Price (90+ D Delinq) (Alloc. to Int)       0.00        0.00
    Residual Advance                                0.00        0.00
    Total Interest                2,158,500.79           1,259,104.74

    Begining Balance Group1                  218,431,467.91
    Principal Collections                    10,035,906.76
    Net Liquidation Proceeds (Alloc. to Princ       0.00
    Insurance Proceeds (Alloc. to Principal)        0.00
    Purchase Price Sect. 2.02 (a) (Alloc. to        0.00
    Purchase Price (90+ D Delinq) (Alloc. to        0.00
    Loans Removed by Servicer Sect. 2.06            0.00
    Transfer Deposit Amount per Sect. 2.02 (a       0.00
    Total Principal                          10,035,906.76

    Begining Balance Group2                  126,190,697.63
    Principal Collections                    6,035,371.61
    Net Liquidation Proceeds (Alloc. to Princ       0.00
    Insurance Proceeds (Alloc. to Principal)        0.00
    Purchase Price Sect. 2.02 (a) (Alloc. to        0.00
    Purchase Price (90+ D Delinq) (Alloc. to        0.00
    Loans Removed by Servicer Sect. 2.06            0.00
    Transfer Deposit Amount per Sect. 2.02 (a       0.00
    Total Principal                          6,035,371.61

    Additional Balances           3,389,842.29           1,752,531.80
    Ending Principal Balance      211,785,403.44         121,907,857.82
    Total Collections             12,103,394.44          7,241,896.89
    Alternative Principal Payment 6,646,064.47           4,282,839.81

    Loans Average Daily Balance   217,761,903.09         125,662,856.11

    Weighted Average Loan Rate                   11.5623%    11.6030%

    Excess Interest                           782,427.69        0.00

Loan Modification Summary                      Current
Loans with Senior Lien Bal Mod (CLTV<80%)           0.00
Loans with Senior Lien Bal Mod (CLTV>80%)           0.00
Loans with Credit Limit Modification                0.00
Loans with Gross Margin Modification                0.00

Loan Modification Summary                     Cumulative % of Initial
Loans with Senior Lien Bal Mod (CLTV<80%)     108,800.00        0.03%
Loans with Senior Lien Bal Mod (CLTV>80%)     122,900.18        0.03%
Loans with Credit Limit Modification                0.00        0.00%
Loans with Gross Margin Modification           11,000.00        0.00%

    Credit Enhancer Information
Amt due to Credit Enhancer from Prepay Sfall        0.00        0.00
    AMBAC Surety Bond in force?                  YES         YES
    Credit Enhancement Draw Amount                  0.00        0.00
    Guaranteed Principal Distribution Amount        0.00        0.00
    Guaranteed Distribution       1,210,219.56            718,438.29
    Credit Enhancement Premium                 26,023.23   15,025.23
    Fannie Mae Guarantee Fee                   14,746.49
    Fannie Mae Guarantee Payment Amount             0.00
    Overcollateralization
    Required O/C Amount           0.00                   1,078,225.25
    Beginning O/C Amount                            0.00        0.00
    Ending O/C Amount                               0.00        0.00
    End O/C Amt (% of Orig Pool Balance)          0.0000%     0.0000%

    Liquidation Loss Amount (Current Period)        0.00        0.00
    Liquidation Loss Amount (Cumulative)            0.00        0.00

    Cumulative Loss Step-Up Percentage              0.00%
    Cumulative Loss Test Violated?                NO
Rolling Six Month Delinquency Test Violated?      NO
    Monthly Delinquency Rate                      0.2133%
    Rolling Six Month Delinquency Rate            0.0812%
    Required Subordinated Percentage                1.50%       1.50%
Balance used for Required Subordinated AmountInitial Bal Initial Bal
    Initial Subordinated Amount          (27,072.87)             (124,458.73)
    Can Required Transferor Sub Amt be Reduce     NO          NO



    SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                        CWABS, INC.

                        By: /s/ Barbara Grosse
                        Name:  Barbara Grosse
                        Title: Vice President
                        Bank One

Date 12/31/00